Annual Report

December 31, 2000

Institutional Large-Cap Value Fund


T. Rowe Price, Invest With Confidence (registered trademark)


Dear Investor

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once highflying sectors finally experienced the effects of gravity. In this challenging environment, your fund performed exceptionally well as value stocks returned to favor.

     Performance Comparison
--------------------------------------------------------------------------------
                                                                       Since
                                                                   Inception


     Periods Ended 12/31/00                     6 Months            (3/31/00)
--------------------------------------------------------------------------------

     Institutional Large-Cap
     Value Fund                                    16.74%               15.57%
--------------------------------------------------------------------------------

     S&P 500 Stock Index                           -8.72               -11.15
--------------------------------------------------------------------------------

     Lipper Multi-Cap Value
     Funds Average                                  9.10                 7.45
--------------------------------------------------------------------------------

     As shown in the table, your fund posted a 16.74% gain for the six-month period ended December 31, 2000, substantially ahead of both the unmanaged Standard & Poor's 500 Stock Index and the Lipper category of similarly managed funds. For the nine months, we were gratified by the fund's strong competitive return of 15.57%, which easily outpaced both benchmarks. The fund stacked up well even when compared with the overall universe of rebounding value stocks.

     Investors Rediscover Quality

     The most notable story of 2000 was the return to earth of the most aggressive market sectors and the consequent reevaluation of risk tolerance by investors. In a nutshell, a lot of people lost a ton of money betting on companies that, as hindsight clearly shows, should never have attracted the capital that had been heaped upon them to begin with. The rapid rise and fall of companies such as priceline.com, Amazon.com, and a bevy of other dot-coms has been extensively chronicled. This crescendo of speculation reached a high point last summer when one of the small telecommunications equipment start-ups in our region, admittedly one with good prospects, went public and within days had a market capitalization greater than that of General Motors.

     The unholy alliance between entrepreneurs, venture capitalists, and the unwitting public has, in many cases, come to a sad ending. This unwinding process resulted in the worst performance for the Nasdaq Composite (down nearly 40%) since the benchmark was created in 1971. The good news in all of this is that such carnage has undoubtedly created some interesting investment opportunities for us to consider.

     In recent years, there has been a significant gap in performance between growth and value stocks. We knew that sooner or later the gap would narrow but did not fully appreciate how quickly this could occur. Part of the fallout from the Nasdaq correction was a renewed interest in companies with reasonable valuations and real revenues, earnings, and cash flows. The fund benefited significantly from this shift in investor focus.


PORTFOLIO REVIEW

     After such a tumultuous year, it may be helpful to review the investment approach we use to manage the fund. Our investment strategy is to invest in companies we consider to be undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement cost, and other measures of value. Many of our holdings are contrarian in nature in that they have been out of favor with investors for one reason or another and, as a result, their share prices are unreasonably low in our view.

     Sector Diversification
--------------------------------------------------------------------------------

     Financial                                                     20%

     Consumer Services                                             15

     Business Services and Transportation                          11

     Technology                                                    10

     Consumer Nondurables                                          10

     Consumer Cyclicals                                             9

     Process Industries                                             7

     Reserves and Others                                           18

Based on net assets as of 12/31/00.


     We employ no macroeconomic, top-down, or thematic overlays in our approach. We are simply looking to invest in good companies at inexpensive prices. Twelve months ago stock valuations were extremely high and speculative behavior was widespread. Now, following the pullback in 2000, numerous investment opportunities worthy of further investigation have been created.

     At the end of the year, we had 20% of net assets invested in financial stocks compared with 18% six months ago. Consumer services accounted for 15% of assets, a drop of two percentage points from June, while the remaining assets were diversified among other industries, including technology, consumer stocks, and process industries.

     Our Purchases and Sales Reflected Relative Stock Values

     The Major Portfolio Changes table following this letter highlights significant purchases and sales over the past six months. Most of the sales were of companies that had performed relatively well during the last year or two and, therefore, no longer looked undervalued to us. We eliminated several positions from the portfolio, among them Hillenbrand Industries, Safeway, Fort James, and Reed International. New holdings included Time Warner, Microsoft, Texaco, Hewlett-Packard, Mead, and Eastman Kodak. At different times during the year, all of their share prices declined to levels where we felt they were significantly undervalued relative to each company's prospects for growth. It was not uncommon to see such fine companies as those mentioned, and others, fall precipitously in 2000.

     In our experience, whenever the shares of high-quality companies decline sharply, it pays to take a closer look at them. While our initial forays into the technology sector have been somewhat premature, our new positions in Time Warner, Texaco, Mead, TRW, and Eastman Kodak were timely. Several holdings such as Texaco, Fort James, and Honeywell International benefited from merger and acquisition activity in the second half of the year.


OUTLOOK

     Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what further steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth.

     Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread - a bullish sign. While further market turbulence is likely, we see many investment opportunities that meet our criteria for selecting sound companies whose stocks are selling at attractive prices.

     We appreciate your confidence and support.



     Respectfully submitted,

     Brian C. Rogers
     President and chairman of the fund's Investment Advisory Committee

     January 25, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



  Portfolio Highlights
--------------------------------------------------------------------------------

  Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             12/31/00
--------------------------------------------------------------------------------

  Washington Mutual                                               2.1%

  Lockheed Martin                                                 1.9

  Rockwell International                                          1.9

  Loews                                                           1.8

  Waste Management                                                1.6

  Starwood Hotels & Resorts Worldwide                             1.5

  Allstate                                                        1.5

  Stanley Works                                                   1.5

  Honeywell International                                         1.4

  Tricon Global Restaurants                                       1.4

  Gillette                                                        1.4

  Cooper Industries                                               1.4

  Becton, Dickinson                                               1.3

  ITT Industries                                                  1.3

  Burlington Resources                                            1.3

  Unum Provident                                                  1.3

  May Department Stores                                           1.3

  Bank One                                                        1.3

  Amerada Hess                                                    1.3

  Comcast                                                         1.3

  Hartford Financial Services Group                               1.2

  Phelps Dodge                                                    1.2

  Black & Decker                                                  1.2

  Citigroup                                                       1.2

  Toys "R" Us                                                     1.2
--------------------------------------------------------------------------------
  Total                                                          35.8%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size
Six Months Ended December 31, 2000

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Microsoft*

Motorola

Time Warner*

Lucent Technologies*

Goodyear Tire & Rubber*

Hewlett-Packard*

Texaco*

Eastman Kodak*

Mead*

ITT Industries


LARGEST SALES (10)
--------------------------------------------------------------------------------

Hillenbrand Industries**

Aetna

Safeway**

Fort James**

Neiman Marcus**

Reed International**

Ceridian**

Textron**

First Data**

Verizon Communications**
--------------------------------------------------------------------------------

  *Position added
**Position eliminated


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The market index does not reflect expenses, which have been deducted from the fund's return.

Institutional Large-Cap Value Fund
--------------------------------------------------------------------------------

                                     Institutional                       Lipper
                                         Large-Cap   S&P 500          Multi-Cap
                                        Value Fund     Index      Value Average

  3/31/00                                  10             10              10

  12/31/00                             11.557          8.885          10.745


Total Return
--------------------------------------------------------------------------------

Institutional Large-Cap Value Fund
Period Ended 12/31/00

                    Since             Inception
                Inception                  Date

                   15.57%               3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Institutional Large-Cap Value Fund

                                              For a share outstanding
                                                throughout the period

                                                              3/31/00
                                                              Through
                                                             12/31/00

  NET ASSET VALUE
  Beginning of period                                           10.00

  Investment activities
  Net investment income (loss)                                   0.13*
     Net realized and
     unrealized gain (loss)                                      1.42
     Total from
     investment activities                                       1.55

  Distributions
     Net investment income                                      (0.13)
     Net realized gain                                          (0.08)
     Total distributions                                        (0.21)

  NET ASSET VALUE
  End of period                                                 11.34

  Ratios/Supplemental Data

  Total return(diamond)                                         15.57%*
  Ratio of total expenses to
  average net assets                                             0.65%*!
  Ratio of net investment
  income (loss) to average
  net assets                                                     1.65%*!
  Portfolio turnover rate                                       58.4%!
  Net assets, end of period
  (in thousands)                                                2,312

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/01.
!         Annualized

The accompanying notes are an integral part of these financial statements.


  Statement of Net Assets
  Institutional Large-Cap Value Fund
  December 31, 2000
--------------------------------------------------------------------------------
                                                    Shares                Value
                                                                   In thousands

  Common Stocks 95.2%

  FINANCIAL 20.1%

  Bank and Trust 9.2%

  AmSouth                                            1,000                   15

  Bank of America                                      400                   18

  Bank One                                             800                   29

  Firstar                                              900                   21

  Huntington Bancshares                                660                   11

  KeyCorp                                              800                   22

  Mellon Financial                                     500                   25

  Summit Bancorp                                       600                   23

  Washington Mutual                                    900                   48

                                                                            212


  Insurance 9.0%

  Allstate                                             800                   35

  Aon                                                  700                   24

  Chubb                                                300                   26

  Hartford Financial Services Group                    400                   28

  Loews                                                400                   41

  PartnerRe Holdings                                   400                   24

  UnumProvident                                      1,100                   30

                                                                            208


  Financial Services 1.9%

  Citigroup                                            533                   27

  Fannie Mae                                           200                   18

                                                                             45

  Total Financial                                                           465


  UTILITIES 3.6%

  Telephone 2.5%

  AT&T                                               1,000                   18

  CenturyTel                                           700                   25

  Sprint                                               850                   17

                                                                             60


  Electric Utilities 1.1%

  Niagara Mohawk *                                   1,500                   25

                                                                             25

  Total Utilities                                                            85


  CONSUMER NONDURABLES 9.6%

  Cosmetics 1.4%

  Gillette                                             900                   32

                                                                             32


  Hospital Supplies/Hospital Management 1.3%

  Becton, Dickinson                                    900                   31

                                                                             31


  Pharmaceuticals 1.1%

  American Home Products                               400                   25

                                                                             25


  Health Care Services 0.9%

  Aetna *                                              500                   21

                                                                             21


  Miscellaneous Consumer Products 4.9%

  Fortune Brands                                       600                   18

  Hasbro                                             1,800                   19

  Procter & Gamble                                     300                   24

  Stanley Works                                      1,100                   34

  UST                                                  600                   17

                                                                            112

  Total Consumer Nondurables                                                221


  CONSUMER SERVICES 14.7%

  Restaurants 1.4%

  Tricon Global Restaurants *                        1,000                   33

                                                                             33


  General Merchandisers 1.9%

  Dillards                                           1,200                   14

  May Department Stores                                900                   30

                                                                             44


  Specialty Merchandisers 2.9%

  Albertson's                                          700                   18

  Nordstrom                                          1,200                   22

  Toys "R" Us *                                      1,600                   27

                                                                             67


  Entertainment and Leisure 4.1%

  Disney                                               800                   23

  Hilton                                             2,400                   25

  Houghton Mifflin                                     300                   14

  Viacom (Class B) *                                   225                   11

  Vivendi Universal                                    320                   21

                                                                             94


  Media and Communications 4.4%

  Chris-Craft                                          100                    7

  Comcast (Class A Special) *                          700                   29

  Dun & Bradstreet *                                   300                    8

  Fox Entertainment Group (Class A) *                  700                   12

  R.R. Donnelley                                       900                   24

  Time Warner Telecom                                  400                   21

                                                                            101

  Total Consumer Services                                                   339


  CONSUMER CYCLICALS 9.0%

  Automobiles and Related 5.4%

  Dana                                                 900                   14

  Eaton                                                300                   23

  Ford Motor                                           649                   15

  Goodyear Tire & Rubber                             1,000                   23

  ITT Industries                                       800                   31

  TRW                                                  500                   19

                                                                            125


  Building and Real Estate 1.5%

  Starwood Hotels & Resorts

  Worldwide                                          1,000                   35

                                                                             35


  Miscellaneous Consumer Durables 2.1%

  Black & Decker                                       700                   27

  Eastman Kodak                                        500                   20

                                                                             47

  Total Consumer Cyclicals                                                  207


  TECHNOLOGY 9.9%

  Electronic Components 1.9%

  Motorola                                           1,200                   24

  Texas Instruments                                    400                   19

                                                                             43

  Electronic Systems 0.9%

  Hewlett-Packard                                      700                   22

                                                                             22


  Information Processing 1.3%

  COMPAQ Computer                                      900                   14

  Unisys *                                           1,100                   16

                                                                             30


  Telecommunications 0.6%

  Lucent Technologies                                1,000                   14

                                                                             14


  Aerospace and Defense 5.2%

  Honeywell International                              700                   33

  Lockheed Martin                                    1,300                   44

  Rockwell International                               900                   43

                                                                            120

  Total Technology                                                          229


  CAPITAL EQUIPMENT 1.9%

  Electrical Equipment 0.5%

  Hubbell (Class B)                                    500                   13

                                                                             13


  Machinery 1.4%

  Cooper Industries                                    700                   32

                                                                             32

  Total Capital Equipment                                                    45


  BUSINESS SERVICES AND TRANSPORTATION 10.6%

  Airlines 1.1%

  Delta                                                500                   25

                                                                             25


  Computer Service and Software 1.9%

  BMC Software *                                       850                   12

  Microsoft *                                          500                   22

  NCR *                                                200                   10

                                                                             44


  Transportation Services 1.9%

  CNF                                                  700                   24

  Ryder System                                       1,200                   20

                                                                             44


  Miscellaneous Business Services 3.3%

  H&R Block                                            600                   25

  Moody's                                              600                   15

  Waste Management                                   1,300                   36

                                                                             76


  Railroads 2.4%

  Canadian Pacific                                     900                   26

  Norfolk Southern                                     700                    9

  Union Pacific                                        400                   20


                                                                             55

  Total Business Services and Transportation                                244


  ENERGY 6.9%



  Energy Services 0.9%

  Baker Hughes                                         500                   21

                                                                             21


  Integrated Petroleum - Domestic 2.8%

  Amerada Hess                                         400                   29

  BP Amoco ADR                                         450                   21

  USX-Marathon                                         500                   14

                                                                             64


  Exploration and Production 2.1%

  Burlington Resources                                 600                   30

  Unocal                                               500                   20

                                                                             50


  Integrated Petroleum - International 1.1%

  Texaco                                               400                   25

                                                                             25

  Total Energy                                                              160


  PROCESS INDUSTRIES 7.0%

  Diversified Chemicals 2.9%

  Cabot *                                            1,000                   27

  DuPont                                               400                   19

  Hercules                                           1,100                   21

                                                                             67


  Specialty Chemicals 2.1%

  Great Lakes Chemical                                 700                   26

  Pall                                               1,100                   23

                                                                             49


  Paper and Paper Products 1.1%

  Mead                                                 800                   25
                                                                             25


  Forest Products 0.9%

  Georgia Pacific (Timber Group)                       600                   18

  Georgia-Pacific                                       85                    3

                                                                             21


  Total Process Industries                                                  162


  BASIC MATERIALS 1.9%

  Metals 1.8%

  Newmont Mining                                       900                   15

  Phelps Dodge                                         500                   28

                                                                             43


  Miscellaneous Materials 0.1%

  Owens-Illinois *                                     400                    2

                                                                              2

  Total Basic Materials                                                      45


  Total Common Stocks (Cost $1,969)                                       2,202


  SHORT-TERM INVESTMENTS 3.8%

  Money Market Funds 3.8%

  Reserve Investment Fund

  6.69% #                                           88,121                   88


  Total Short-Term Investments
  (Cost $88)                                                                 88


  Total Investments in Securities

  99.0% of Net Assets (Cost $2,057)                                       2,290


  Other Assets Less Liabilities                                              22


  NET ASSETS                                                              2,312

  Net Assets Consist of:

  Accumulated net realized gain/loss -
  net of distributions                                                       37

  Net unrealized gain (loss)                                                233

  Paid-in-capital applicable to 203,832
  shares of $0.0001 par value capital stock
  outstanding; 1,000,000,000 shares of
  the Corporation authorized                                              2,042

  NET ASSETS                                                              2,312

  NET ASSET VALUE PER SHARE                                               11.34





         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipt
         REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Institutional Large-Cap Value Fund
In thousands


                                                                     3/31/00
                                                                     Through
                                                                    12/31/00

     Investment Income (Loss)

     Income
       Dividend                                                     $     31
       Interest                                                            5
       Total income                                                       36

     Expenses
       Custody and accounting                                             66
       Legal and audit                                                     6
       Directors                                                           4
       Prospectus and shareholder reports                                  1
       Registration                                                        1
       Reimbursed by manager                                             (68)
       Total expenses                                                     10

     Net investment income (loss)                                         26

     Realized and Unrealized Gain (Loss)
     Net realized gain (loss)                                             53
     Change in net unrealized gain or loss                               233
     Net realized and unrealized gain (loss)                             286

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                        $     312
                                                                   ----------

The accompanying notes are an integral part of these financial statements.


     Statement of Changes in Net Assets
     Institutional Large-Cap Value Fund
     In thousands

                                                                     3/31/00
                                                                     Through
                                                                    12/31/00

     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)                               $       26
       Net realized gain (loss)                                           53
       Change in net unrealized gain or loss                             233
       Increase (decrease) in net assets from oxe xations                312

     Distributions to shareholders
       Net investment income                                             (26)
       Net realized gain                                                 (16)
       Decrease in net assets from distribution                          (42)

     Capital share transactions *
       Shares sold                                                     2,000
       Distributions reinvested                                           42
       Increase (decrease) in net assets from c   xpital
       share transactions                                              2,042

     Net Assets

     Increase (decrease) during period                                 2,312
     Beginning of period

     End of period                                                 $   2,312
                                                                   ----------

     *Share information
       Shares sold                                                       200
       Distributions reinvested                                            4
       Increase (decrease) in shares outstandin                          204

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS
Institutional Large-Cap Value Fund
December 31, 2000


NOTE 1 - SIGNIFICANT ACCOUNTINGPOLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks substantial dividend income, as well as long-term capital appreciation, by investing primarily in dividend-paying common stocks of established companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENTTRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $881,000 and $916,000, respectively, for the period ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,057,000. Net unrealized gain aggregated $233,000 at period-end, of which $396,000 related to appreciated investments and $163,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, equal to 0.55% of average daily net assets.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $9,000 of management fees were not accrued by the fund for the period ended December 31, 2000, and $68,000 of other fund expenses were borne by the manager.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended December 31, 2000, totaled $5,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of Institutional Equity Funds, Inc. and
Shareholders of Institutional Large-Cap Value Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Institutional Large-Cap Value Fund (one of the portfolios comprising Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


Institutional Large-Cap Value Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $16,000 from short-term capital gains.

     For corporate shareholders, $29,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.